Platform Science to Acquire Trimble’s Global Transportation Telematics Business Units to Drive the Future of Transportation In-Cab Technology
Partnership will Accelerate Global Expansion of Virtual Vehicle
Trimble to Become a Shareholder in Platform Science’s Expanded Business
WESTMINSTER, Colo. & SAN DIEGO, Calif. Sept. 15, 2024 — Trimble (NASDAQ: TRMB) and Platform Science announced today they are partnering to transform the transportation industry through a definitive agreement for Platform Science to acquire Trimble’s global transportation telematics business units. As part of this agreement, Trimble will become a shareholder in Platform Science’s expanded business.
The proposed transaction aims to enhance driver experience, fleet safety, efficiency, and compliance by combining two cutting-edge in-cab commercial vehicle ecosystems, which will give customers access to more applications and offerings. Upon closing of the proposed transaction, Trimble’s global transportation telematics customers will continue to enjoy the benefits of their Trimble solutions, with the added flexibility of the Virtual Vehicle platform from Platform Science. Virtual Vehicle-enabled fleets will receive access to the Virtual Vehicle Marketplace, offering hundreds of new and expanded applications, software and solution providers focused on innovating and improving drivers’ quality of life and fleet performance. Platform Science customers will enjoy the added choice of Trimble's remaining portfolio of transportation solutions which will be available on the Virtual Vehicle platform.
“We believe combining our global transportation telematics portfolio with Platform Science’s will further advance fleet mobility and provide our customers with a broader portfolio of solutions to solve industry problems,” said Rob Painter, president and CEO of Trimble. “Increased collaboration between the new Platform Science business and Trimble’s remaining transportation businesses will enhance our ability to provide positive outcomes for our global customers of commercial mapping, transportation management, freight procurement and visibility solutions. This deal will result in significant synergies along with tremendous opportunities for employees to continue to grow in a more-competitive business.”
"This partnership marks the inflection point for a true platform approach to transportation technology. Now, powered by OEM-native software services, we will deliver unprecedented choice”, said Jack Kennedy, co-founder and CEO of Platform Science. “We are confident choice will expand exponentially as existing providers and new developers now see the opportunity to reach vehicles everywhere with high quality OEM data delivered in a consistent, reliable way. This finally empowers developers to easily address the endemic inefficiencies that have plagued transportation across vehicles globally."
Transaction Details
Upon the closing of the proposed transaction, Trimble will have a 32.5 percent stake in the newly expanded global Platform Science business and will receive a Platform Science board seat. Trimble joins C.R. England, Cummins, Daimler Truck, PACCAR, Prologis, RyderVentures,

and Schneider as a key strategic investor in Platform Science along with financial investors 8VC, Activant Capital, BDT & MSD Partners, Softbank, and NewRoad Capital Partners.
Trimble’s global telematics business units are reported within Trimble’s Transportation & Logistics reporting segment. On a trailing twelve-month basis, the businesses generated approximately $300 million of revenue and approximately $30 million of operating profit. Annualized recurring revenue (ARR) for the businesses was approximately $200 million in the second quarter of 2024. The divestiture is expected to be accretive to Trimble’s organic revenue growth rate, organic ARR growth rate, gross margin and operating profit margin. For definitions of ARR and organic ARR, please see below under “Certain Performance Measures”.
Trimble’s other core transportation business units — Enterprise, Maps, Vusion and Transporeon — are not included in the proposed transaction and will remain part of Trimble’s Transportation & Logistics segment, with a continued focus on priority growth areas following completion of the proposed transaction.
Trimble’s ownership in Platform Science is expected to be accounted for under the cost method of accounting.
Additional slide materials are available at investor.trimble.com/events-and-presentations.
Timing and Approvals
The proposed transaction is expected to close in the first half of 2025, subject to customary closing conditions and regulatory approvals and any delayed closings that may be required in certain foreign jurisdictions.
Certain Performance Measures
Annualized Recurring Revenue: Trimble provides an ARR performance measure in order to provide investors with a supplementary indicator of the value of the Company's current recurring revenue contracts. ARR represents the estimated annualized value of recurring revenue. ARR is calculated by taking our subscription and maintenance and support for the current quarter and adding the portion of the contract value of all our term licenses attributable to the current quarter, then dividing that sum by the number of days in the quarter and then multiplying that quotient by 365. ARR should be viewed independently of revenue and deferred revenue as it is a performance measure and is not intended to be combined with or to replace either of those items.
Organic Annualized Recurring Revenue: Organic annualized recurring revenue refers to annualized recurring revenue excluding the impacts of (i) foreign currency translation, and (ii) acquisitions and divestitures that closed in the prior 12 months
Advisors
Centerview Partners LLC and Goldman, Sachs & Co. LLC are acting as financial advisors to Trimble, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel to Trimble.

J.P. Morgan Securities LLC is acting as exclusive financial advisor to Platform Science and Gibson, Dunn & Crutcher LLP, Fenwick & West LLP and Fish & Richardson LLP are acting as legal advisors to Platform Science.
About Trimble
Trimble is transforming the ways people move, build and live. Core technologies in positioning, modeling and data analytics connect the digital and physical worlds to improve our customers' productivity, quality, safety, transparency and sustainability. For more information about Trimble (NASDAQ: TRMB), visit: www.trimble.com.
About Platform Science
Platform Science is transforming transportation technology by empowering enterprise fleets with a unified, user-friendly technology platform. Platform Science makes it easy to develop, deploy, and manage mobile devices and applications on commercial vehicles, giving fleets an edge in efficiency, flexibility, visibility, and productivity. The customizable platform delivers an unlimited canvas to fleets and developers seeking to innovate and create new solutions as customers' needs, businesses, and industries evolve. Platform Science was named by Fast Company as one of the World's Most Innovative Companies and has twice been ranked #2 in the FreightTech 25 Awards by industry news leader FreightWaves. For more information, please visit www.platformscience.com.
Forward-Looking Statements
This news release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the proposed transaction and the timing thereof, the value and benefits to Trimble of its equity stake in Platform Science and the commercial agreements to be entered into in connection therewith, and the development of technology, delivery of services and the business performance of each of Trimble and Platform Science following the transaction. These forward-looking statements are subject to change, and actual results may materially differ from those set forth in this news release due to certain risks and uncertainties. Factors that could cause or contribute to changes in such forward-looking statements include, but are not limited to (i) the failure to realize the anticipated benefits of the proposed transaction, (ii) that the closing of the proposed transaction is subject to conditions which may not be satisfied or may take longer to be satisfied than expected, including the failure to obtain governmental or regulatory approval that may be required for the proposed transaction, or that, if such approval is obtained, the approval is obtained subject to unexpected conditions, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement relating to the proposed transaction, (iv) the effect of the announcement, pendency or completion of the proposed transaction on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their counterparties, and on their operating results and businesses generally, (v) matters related to the proposed transaction diverting management’s attention from other ongoing business operations, (vi) unanticipated risks, costs or difficulties in separating Trimble’s global transportation telematics business, (vii) that the benefits from the anticipated commercial agreements with Platform Science will be dependent upon its performance following the closing of the proposed transaction, and (vii) the failure to realize the anticipated benefits of Trimble’s equity stake in Platform Science. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements set forth in reports filed with the SEC, including Trimble’s current reports on Form 8-K, quarterly reports on Form 10-Q and its annual report on Form 10-K, such as statements regarding changes in economic conditions and the impact of competition. Undue reliance should not be placed on any forward-looking statement contained herein. These statements reflect Trimble’s position as of the date of this news release. Trimble expressly disclaims any undertaking to release publicly any updates or revisions to any statements to reflect any change in Trimble’s expectations or any change of events, conditions, or circumstances on which any such statement is based.
FTRMB
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Media Contacts:
Platform Science
press@platformscience.com
Eric Harris
Director of Strategic Communications
Trimble Inc.
eric_harris@trimble.com
Michael Leyba
Senior Director, Investor Relations
Trimble Inc.
michael_leyba@trimble.com